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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 6, 2002


                            CHEVRONTEXACO CORPORATION
             (Exact name of registrant as specified in its charter)

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
        Delaware                                    1-368-2                  94-0890210
(State or other jurisdiction                (Commission File Number)      (I.R.S. Employer No.)
     of incorporation )

 575 Market Street, San Francisco, CA                                            94105
(Address of principal executive offices)                                      (Zip Code)
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       Registrant's telephone number, including area code: (415) 894-7700


                                      NONE
          (Former name or former address, if changed since last report)


Item 9.  Regulation FD Disclosure

On August 6, 2002, in accordance with Order No. 4-460 and pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, the Chief Executive Officer and the Chief Financial Officer of ChevronTexaco Corporation executed sworn statements, which have been submitted to the Securities and Exchange Commission. Copies of each sworn statement are furnished as Exhibits 99.1 and 99.2 to this report.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 7, 2002

                                    CHEVRONTEXACO CORPORATION


                                    By   /s/ S.J. Crowe
                                         ---------------------------------------
                                         S. J. Crowe, Vice President and
                                         Comptroller
                                         (Principal Accounting Officer and
                                         Duly Authorized Officer)
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                                  EXHIBIT INDEX

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
      99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

      99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.
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